EXHIBIT 32.1

CERTIFICATION OF CHIEF EXECUTIVE OFFICER

PURSUANT TO 18 U.S.C. 1350

I, Steven R. Appleton, certify, pursuant to 18 U.S.C. 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that the Quarterly Report of Micron Technology, Inc. on Form 10-Q/A for the period ended December 1, 2005, fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934 and that information contained in the Quarterly Report on Form 10-Q/A fairly presents, in all material respects, the financial condition and results of operations of Micron Technology, Inc.

Date: April 28, 2006	By:	/s/ STEVEN R. APPLETON
Steven R. Appleton

Chairman, Chief Executive Officer and President